Exhibit 32(b)


                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to Quarterly Report of PREMIER EXHIBITIONS, Inc. (the "Company") on Form 10-Q for the period ending August 31, 2004 as filed with the Securities and Exchange Commission on November 5, 2004, (the "Report"), I, Gerald Couture, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Gerald Couture
-------------------------
Gerald  Couture
Chief Financial Officer
November 5, 2004